UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

T3 DEFENSE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 11, 2026, the Board of Directors (the “Board”) of T3 Defense Inc., a Delaware corporation (the “Company”), appointed Roy Cohen as the Chief Financial Officer, to serve at the discretion of the Board, until his successor is duly appointed and qualified, with such appointment being effective as of June 1, 2026.

Mr. Cohen brings over 25 years of extensive financial leadership in global public and private organizations. From 2023 to the present, Mr. Cohen served as a Senior Financial Consultant, advising boards and executive management on financial infrastructure and corporate governance. Previously, he served as Chief Financial Officer of Pangaya Ltd. from 2022 to 2023, and as VP Finance and Chief Controller of Cintec Media Ltd. from 2020 to 2022. Notably, Mr. Cohen has extensive experience with NASDAQ-listed companies and US GAAP reporting standards. He served as the Global Chief Controller at Orbotech Ltd. (NASDAQ: ORBK), a global technology leader with over $1 billion in annual revenue. In this capacity, he was responsible for consolidated financial reporting under US GAAP and oversaw the company’s global Sarbanes-Oxley (SOX) compliance and internal control frameworks. Mr. Cohen is a Certified Public Accountant and holds a B.A. in Business Administration (Accounting and Finance) from the College of Management Academic Studies.

Mr. Cohen will receive NIS 55,000 per month until September 2026, at which time he will receive NIS 65,000 per month thereafter.

Mr. Cohen is not a director in any other reporting company. He has not been affiliated with any company that has filed for bankruptcy within the last ten years, nor does he have any familial relationships with any of the previous directors or executive officers of the Company. There were no transactions during the last two years, or any proposed transactions, to which the Company was or is to be a party, or in which Mr. Cohen had or is to have a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 DEFENSE INC.

Date: June 11, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer